UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2016

Sajan, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51560	41-1881957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Whitetail Blvd., River Falls, Wisconsin		54022

(Address of principal executive offices)		(Zip Code)

(715) 426-9505

(Registrant’s telephone number, including area code)

 (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 4, 2016, Sajan, Inc. (“the Company”) issued a press release in which it reported the Company’s financial results for the second quarter and six months ended June 30, 2016. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 7.01	Regulation FD Disclosure.

On August 4, 2016, the Company posted an updated investor presentation to its website at http://www.sajan.com/company/investor-relations/. A copy of such presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in the attached presentation materials is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements. The Company undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued on August 4, 2016 regarding the Company’s financial results for the second quarter and six months ended June 30, 2016.

99.2	Sajan, Inc. Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAJAN, INC.

By: /s/ Thomas P. Skiba
Thomas P. Skiba, Chief Financial Officer

Date: August 4, 2016

SAJAN, INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued on August 4, 2016 regarding the Company’s financial results for the second quarter and six months ended June 30, 2016.

99.2	Sajan, Inc. Investor Presentation.